UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011 (January 11, 2011)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01	Other Events

On January 11, 2011, Silverado Gold Mines Ltd. (the “Registrant”) issued a press release (the “Press Release”) announcing its release of a report summarizing certain information gathered to date on the Registrant’s Nolan Creek gold and antimony mine (the “Report”). Further information is set forth in the Press Release and the Report, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

On January 13, 2011, the Registrant issued a second press release (the “Second Press Release”) announcing certain gold assay results relating to its Eagle Creek property in Alaska. Further information is set forth in the Second Press Release, which is attached hereto as Exhibit 99.3.

On January 18, 2011, the Registrant issued a third press release (the “Third Press Release”) announcing the results of a mineral assessment of its Eagle Creek property in Alaska. Further information is set forth in the Third Press Release, which is attached hereto as Exhibit 99.4.

The foregoing summary of the Press Release, the Report, the Second Press Release, and the Third Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, copies of which are filed herewith as exhibits and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Document

99.1	Press Release
99.2	Report
99.3	Second Press Release
99.4	Third Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2011	Silverado Gold Mines Ltd.

By: /s/ Garry L. Anselmo Garry L. Anselmo, Chief Executive Officer